Exhibit 99.1
Serve Robotics Announces Third Quarter 2025 Results

•Delivery Volume growth of 66% quarter over quarter, a 300% increase from third quarter 2024

•Entered new multi-year strategic partnership with DoorDash to roll out deliveries across the U.S.

•Launched Chicago market, strengthening national presence; serving over 3,600 restaurants and a population of 3 million across the U.S.

•Third quarter revenue of $687 thousand, a 209% increase compared to third quarter 2024

•Ended the quarter with a strong liquidity position of $210 million and subsequently raised $100 million in a registered direct share offering

•10x revenue growth in 2026 based on preliminary projections
SAN FRANCISCO, November 12, 2025 -- Serve Robotics Inc. (the “Company” or “Serve”) (Nasdaq: SERV), a leading autonomous sidewalk delivery company, today announced financial results for the third quarter ended September 30, 2025.

“In Q3, our team once again delivered on our promises. Significantly, we’re on track to achieve our goal of deploying 2,000 robots before the end of the year,” said Dr. Ali Kashani, Serve’s co-founder and CEO. “We are now a national leader in sidewalk robotics, advancing towards a 10x increase in revenue next year. This positions Serve to establish the foundation for a future with a million robots deployed globally.”

“The relentless execution of our scale plan continues to drive consistent revenue growth,” said Brian Read, CFO of Serve. “We will continue to invest in key capabilities that strengthen our industry-leading autonomy and robotics platform, including integration of our recent Phantom Auto and Vayu acquisitions, to expand our increasingly diverse revenue stack.”

Business Highlights

•Continued Fleet Growth: Crossed the threshold of 1,000 robots deployed. Daily supply hours increased by over 713% compared to third quarter 2024.

•Continued Volume Growth: During third quarter 2025, delivery volume increased 66% sequentially from second quarter 2025.

•Expanded Reach: Significantly increased geographical coverage with the launch of the Chicago market. Coupled with recent expansion in Dallas, Miami, and Los Angeles, we now operate in areas encompassing over 3 million people and over 1 million households.

•Partnership Expansion: Launched new multi-year strategic partnership with DoorDash, expected to expand the potential volume of delivery orders available to Serve. Expanded existing partnerships with brands including Shake Shack and Little Caesars, and added new partners, including Jersey Mike’s Subs. Now delivering for over 3,600 restaurants across the U.S.

•Strategic acquisitions: Deepened competitive moat by acquiring Vayu, a pioneer in AI foundation model-based autonomy, as well as ultra-low latency teleoperation technology provider Phantom Auto. Investments expected to reduce data infrastructure costs and improve operational metrics over time.

Financial Highlights
•Revenue: Revenue of $687 thousand was in line with previous guidance. Fleet revenues increased 31% on a sequential basis to $433 thousand, including a 120% increase in branding revenues.

•Balance Sheet: Maintained a strong liquidity position of $210 million as of September 30, 2025. In October 2025, the Company completed an equity offering generating gross proceeds of $100 million.
•Outstanding Shares: Approximately 67.8 million shares of common stock outstanding as of September 30, 2025.

Outlook

•Guidance for FY2025: We anticipate generating over $2.5 million in revenue in 2025.

•Guidance for FY 2026: While full year guidance is expected to be provided in early 2026, current indications suggest we will deliver roughly 10x revenue growth in 2026.

•Fleet Scale: We expect to deploy our 2,000th robot ahead of schedule in mid-December 2025.
Quarterly Conference Call
Company management will host a conference call and webcast today at 2:00 p.m. PT / 5:00 p.m. ET to discuss the financial results and provide a corporate update. A live webcast and replay can be accessed from the investor relations page of Serve’s website at investors.serverobotics.com.

Individuals interested in listening to the conference call may do so by dialing 1-800-715-9871 and referencing conference ID 1738329.

Serve develops advanced, AI-powered, low-emissions sidewalk delivery robots that endeavor to make delivery sustainable and economical. Spun off from Uber in 2021 as an independent company, Serve has completed well over 100,000 deliveries for enterprise partners such as Uber Eats and 7-Eleven. Serve has scalable multi-year contracts, including a signed agreement to deploy up to 2,000 delivery robots on the Uber Eats platform across multiple U.S. markets, and an agreement to deliver on the DoorDash platform.
For further information about Serve (Nasdaq: SERV), please visit www.serverobotics.com or follow us on social media via X (Twitter), Instagram, or LinkedIn @serverobotics.
Supplemental Financial Information
The key metrics and financial tables outlined below are metrics that provide management with additional understanding of the drivers of business performance and the Company’s ability to deliver stockholder return. Investors should not place undue reliance on these metrics as indicators of future or expected results. The Company’s presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.

Table 1
Key Metrics
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

Daily Active Robots (1)	312	160	59	182	49
Daily Supply Hours (2)	3,781	1,723	465	2,062	384
(1)Daily Active Robots: The Company defines daily active robots as the average number of robots performing daily deliveries during the period.
(2)Daily Supply Hours: The Company defines daily supply hours as the average number of hours the Company’s robots are ready to accept offers and perform daily deliveries during the period.

Table 2
Disaggregation of Revenue

(in thousands)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

Software services	$254	$312	$39	$795	$1,186
Fleet services	433	330	183	974	451
	$687	$642	$222	$1,769	$1,637
Forward Looking Statements

This Serve Robotics Inc. press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when we or our management are discussing our beliefs, estimates or expectations. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “may,” “could,” “should,” “will,” “expects,” “estimates,” “suggests,” “anticipates,” “outlook,” “continues,” “guidance,” “projects,” or similar expressions. These statements are not historical facts or guarantees of future performance, but represent management’s belief at the time the statements were made regarding future events which are subject to certain risks, uncertainties and other factors, many of which are outside of our control. Actual results and outcomes may differ materially from what is expressed or forecast in such forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Company’s future revenue generation, timing of the Company’s robot deployment, the Company’s ability to expand to additional markets, capabilities of the Company’s robots, the Company’s operational efficiency, and the Company’s timing and ability to scale to commercial production.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent SEC filings. The Company can give no assurance that the plans, intentions, expectations or strategies as reflected in or suggested by those forward-looking statements will be attained or achieved. The forward-looking statements in this presentation are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Non-GAAP Measures of Financial Performance

To supplement the Company’s financial statements, which are presented on the basis of U.S. generally accepted accounting principles (“GAAP”), the following non-GAAP measures of financial performance are included in this release: non-GAAP general and administrative expense, non-GAAP research and development expense, non-GAAP operations expense, non-GAAP sales and marketing expense, non-GAAP operating expense, adjusted EBITDA, non-GAAP net loss and non-GAAP basic and diluted net loss per Common share.

The Company believes that providing this non-GAAP information in addition to the GAAP financial information allows investors to view the financial results in the way the Company views its operating results. The Company also believes that providing this information allows investors to not only better understand the Company’s financial performance but also better evaluate the information used by management to evaluate and measure such performance.

As such, the Company believes that disclosing non-GAAP financial measures to the readers of its financial statements provides the reader with useful supplemental information that allows for greater transparency in the review of the company’s financial and operational performance. The Company defines its non-GAAP measures by excluding stock-based compensation, amortization, transaction costs and finance lease purchase option.

Reconciliations of GAAP to these adjusted non-GAAP financial measures are included in the tables presented. When analyzing the Company’s operating results, investors should not consider non-GAAP measures as substitutes for the comparable financial measures prepared in accordance with GAAP.

To the extent that the Company presents any forward-looking non-GAAP financial measures, the Company does not present a quantitative reconciliation of such measures to the most directly comparable GAAP financial measure (or otherwise present such forward-looking GAAP measures) because it is impractical to do so.

Contacts

Media
Aduke Thelwell, VP of Communications
aduke.thelwell@serverobotics.com

Investor Relations
Sheldon Hanai, Head of Investor Relations
investor.relations@serverobotics.com

Table 3
Serve Robotics Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$116,839	$123,266
Short-term marketable securities	93,608	-
Accounts receivable, net	805	87
Inventory	-	310
Prepaid expenses	7,626	1,397
Other receivables	688	192
Other current assets	133	-
Total current assets	219,699	125,252
Property and equipment, net	30,057	11,963
Intangible assets, net	36,310	-
Goodwill	8,810	-
Operating lease right-of-use assets	4,021	1,808
Other non-current assets	612	578
Total assets	$299,509	$139,601

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$7,748	$4,902
Accrued liabilities	3,343	655
Deferred revenue	3	20
Operating lease liabilities, current	1,669	666
Financing lease liabilities, current	-	564
Total current liabilities	12,763	6,807
Operating lease liabilities, non-current	2,478	1,113
Total liabilities	15,241	7,920

Stockholders’ equity:
Ordinary and preferred shares	7	5
Additional paid-in capital	458,808	239,201
Accumulated other comprehensive income (loss)	65	-
Accumulated deficit	(174,612)	(107,525)
Total stockholders’ equity	284,268	131,681
Total liabilities and stockholders’ equity	$299,509	$139,601

Table 4
Serve Robotics Inc.
Condensed Consolidated Statement of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

Revenues	$687	$642	$222	$1,769	$1,637
Cost of revenues	5,066	3,501	378	10,476	1,056
Gross profit (loss)	(4,379)	(2,859)	(156)	(8,707)	581

Operating expenses:
General and administrative	13,153	8,078	1,980	25,981	4,861
Operations	2,987	2,124	917	6,780	2,330
Research and development	13,414	9,120	5,008	29,414	17,434
Sales and marketing	883	463	384	1,585	668
Total operating expenses	30,437	19,785	8,289	63,760	25,293

Loss from operations	(34,816)	(22,644)	(8,445)	(72,467)	(24,712)

Other income (expense):
Interest income	1,707	1,794	483	5,293	789
Interest expense	-	-	(34)	(3)	(1,926)
Realized gain on foreign currency translation	4	-	-	4	-
Realized gain on investments	85	-	-	85	-
Change in fair value of derivative liability	-	-	-	-	(222)
Total other income (expense)	1,796	1,794	449	5,379	(1,359)

Provision for income taxes	-	-	-	-	-
Net loss	(33,020)	(20,850)	(7,996)	(67,088)	(26,071)

Other comprehensive loss:
Unrealized loss on foreign currency translation	(343)	343	-	-	343
Unrealized gain on investments	110	(45)	-	65	(45)
Comprehensive loss	$(33,253)	$(20,552)	$(7,996)	$(67,023)	$(25,773)

Weighted average common shares outstanding - basic and diluted	61,343,218	57,514,808	40,586,781	58,472,679	33,267,589
Net loss per common share - basic and diluted	$(0.54)	$(0.36)	$(0.20)	$(1.15)	$(0.78)

Table 5
Serve Robotics Inc.
Condensed Consolidated Statement of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net loss	$(67,088)	$(26,071)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation & amortization	3,387	37
Stock-based compensation	14,919	9,930
Accretion of discount on available-for-sale securities	(548)	-
Amortization of debt discount	-	1,678
Change in fair value of derivative liability	-	222

Changes in operating assets and liabilities, net of effects of business acquired:
Accounts receivable, net	(718)	(10)
Inventory	-	447
Prepaid expenses	(6,229)	(2,776)
Other receivables	(496)	(180)
Other current assets	(133)	-
Accounts payable	3,479	1,556
Accrued liabilities	2,688	(111)
Deferred revenue	(17)	14
Operating lease liabilities, net	155	(15)
Net cash used in operating activities	(50,601)	(15,279)
Cash flows from investing activities:
Purchases of property and equipment	(20,831)	(5,395)
Purchases of marketable securities	(125,785)	-
Proceeds from maturity of marketable securities	32,500	-
Acquisition, net of cash acquired	(7,504)	-
Security deposits	(119)	-
Capitalized software	(405)	-
Net cash used in investing activities	(122,144)	(5,395)

Cash flows from financing activities:
Proceeds from issuance of common stock, net of offering costs	75,847	35,849
Proceeds from issuance of common stock under the 2025 Equity Distribution Agreement, net of offering costs	78,767	-
Proceeds from issuance of prefunded warrants to purchase common stock in connection with private placement, net of issuance costs	-	17,116
Proceeds from exercise of warrants	11,381	16,325
Proceeds from convertible notes payable, net of offering costs	-	4,845
Proceeds from exercise of options	405	87
Proceeds from short-swing profit disgorgement	48	-
Repayments of note payable	-	(1,250)
Repayments of notes payable, related party	-	(70)
Repayment of financing lease liability	(186)	(1,322)
Net cash provided by financing activities	166,262	71,580
Effect of exchange rate changes on cash and cash equivalents	56	-
Net change in cash and cash equivalents	$(6,427)	$50,906
Cash and cash equivalents at beginning of period	$123,266	$7
Cash and cash equivalents at end of period	$116,839	$50,913

Table 6
Reconciliation of GAAP Net Losses to Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net loss on GAAP basis	(33,020)	(20,850)	(7,996)	(67,088)	(26,071)
Interest income	(1,707)	(1,794)	(483)	(5,293)	(789)
Interest expense	-	-	34	3	1,926
Depreciation & amortization	2,095	817	9	3,387	37
Stock-based compensation	6,642	4,398	2,195	14,919	9,930
Acquisition related expenses	1,040	239	-	1,279	-
Finance lease purchase option	-	2,246	-	2,246	-
Adjusted EBITDA	(24,950)	(14,944)	(6,241)	(50,547)	(14,967)

Table 7
Reconciliation of GAAP Measures to Non-GAAP Measures
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

GAAP cost of sales	$5,066	$3,501	$378	$10,476	$1,056
Stock-based compensation	-	-	-	-	-
Non-GAAP cost of sales	5,066	3,501	378	10,476	1,056

GAAP general & administrative expense	$13,153	$8,078	$1,980	$25,981	$4,861
Stock-based compensation	3,712	2,061	386	7,597	617
Finance lease purchase option	-	2,246	-	2,246	-
Acquisition related expenses	1,040	239	-	1,279	-
Amortization expense	913	23	-	936	-
Non-GAAP general and administrative expense	7,488	3,509	1,594	13,923	4,244

GAAP operations expense	$2,987	$2,124	$917	$6,780	$2,330
Stock-based compensation	147	96	47	323	191
Non-GAAP operations expense	2,840	2,028	870	6,457	2,139

GAAP research and development expense	$13,414	$9,120	$5,008	$29,414	$17,434
Stock-based compensation	2,680	2,159	1,741	6,767	9,046
Non-GAAP research and development expense	10,734	6,961	3,267	22,647	8,388

GAAP sales and marketing expense	$883	$463	$384	$1,585	$668
Stock-based compensation	103	83	21	232	76
Amortization expense	2	-	-	2	-
Non-GAAP sales and marketing expense	778	380	363	1,351	592

GAAP operating expense	$30,437	$19,785	$8,289	$63,760	$25,293
Stock-based compensation	6,642	4,398	2,195	14,919	9,930
Finance lease purchase option	-	2,246	-	2,246	-
Acquisition related expenses	1,040	239	-	1,279	-
Amortization expense	915	23	-	938	-
Non-GAAP operating expenses	21,840	12,879	6,094	44,378	15,363

GAAP net loss	$(33,020)	$(20,850)	$(7,996)	$(67,088)	$(26,071)
Stock-based compensation	6,642	4,398	2,195	14,919	9,930
Finance lease purchase option	-	2,246	-	2,246	-
Acquisition related expenses	1,040	239	-	1,279	-
Amortization expense	915	23	-	938	-
Non-GAAP net loss	(24,423)	(13,944)	(5,801)	(47,706)	(16,141)

Weighted average common shares outstanding - basic and diluted	61,343,218	57,514,808	40,586,781	58,472,679	33,267,589
GAAP basic and diluted net loss per Common share	$(0.54)	$(0.36)	$(0.20)	$(1.15)	$(0.78)
Non-GAAP basic and diluted net loss per Common share	$(0.40)	$(0.24)	$(0.14)	$(0.82)	$(0.49)